UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 8, 2006

Charles River Laboratories International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15943	06-1397316
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

251 Ballardvale St., Wilmington, Massachusetts		01887
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-658-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

a) Approval of 2006 Compensation for Named Executive Officers

On February 8, 2006 , the Compensation Committee (the "Compensation Committee") of the Board of Directors of Charles River Laboratories International, Inc. (the "Company") increased the annual salary of our named executive officers as follows:

2006 Salary
James C. Foster $850,000
Real H. Renaud $450,000
Thomas F. Ackerman $400,000
David P. Johst $400,000
Nancy Gillett $360,000

Increase from 2005 Salary
James C. Foster $100,000
Real H. Renaud $30,000
Thomas F. Ackerman $40,000
David P. Johst $40,000
Nancy Gillett $60,000

(b) Amendment to Executive Incentive Compensation Plan (EICP) and Establishment of 2006 Performance Criteria

The Compensation Committee previously established an Executive Incentive Compensation Plan (EICP) which is designed to provide annual financial incentives to those executives, senior manages and key employees who are expected to contribute significantly to the future growth and success of the Company , as well as to attract and retain talented individuals with desired skills in an increasingly competitive labor market. On February 8, 2006, the Compensation Committee amended the EICP, primarily by adjusting the applicable target bonus percentages, and, in some instances, setting forth target bonus percentage ranges. With respect to the named executive officers, their target bonus percentages and target bonus percentage ranges in the EICP may be determined by reference to their current Salary Grade, as follows:

Salary Grade
James C. Foster 100
Real H. Renaud 97
Thomas F. Ackerman 97
David P. Johst 97
Nancy Gillett 96

Also, on February 8, 2006, the Compensation Committee established the 2006 EICP performance criteria for the named executive officers. Under the EICP, a participant’s target bonus is determined by multiplying the participant’s annual base salary by his or her annual eligible bonus percentage. For Messrs. Foster, Ackerman and Johst, eligible bonus percentage is determined by the Compensation Committee based on a combination of Company-level earnings per share (EPS), operating income performance, and return on investment, revenues or return on net operating assets, as may be adjusted for certain acquisition related or other one time charges. For Mr. Renaud and Ms. Gillett, eligible bonus percentage is based on similar performance criteria of their respective business units and overall corporate performance. Eligible bonus percentages for the named executive officers range from 60% to 100% of base salary.

At the end of each fiscal year, the Compensation Committee compares the Company’s (and applicable business units’) final performance for the fiscal year against the Company’s (and business units’) targeted performance established at the beginning of such fiscal year, and if applicable, as adjusted during the fiscal year. If the Company (or business unit, as applicable) meets the financial goals for the fiscal year as set forth in its financial plan, each participant is eligible to receive 100% of his or her bonus target. EICP award percentage cannot exceed two and one half times a participant’s targeted percentage (i.e., 250%). However if total Company performance exceeds 115% of the targeted performance, 30% of the excess amount is available for the Chairman, President & CEO to make upward adjustments to the bonus payouts of certain EICP participants at his discretion subject to the approval of the Compensation Committee and the limitation that corporate performance is capped at a payment level equal to 300%. Notwithstanding the EICP provisions described above, the Compensation Committee, at its sole discretion, may modify or change the EICP at any time.

(c) 2005 Bonus Awards

On February 8, 2006, the Compensation Committee approved awards for certain key employees, including the named executive officers under the Company’s EICP for 2005 that, in some cases, differed from the amounts that such executive officers were entitled to receive pursuant to the criteria under the EICP for 2005, as such criteria was disclosed by the Company in its Current Report on Form 8-K filed with the SEC on February 9, 2005. The named executive officers will receive the following cash bonuses:

James C. Foster $665,000
Chairman, President and CEO

Real H. Renaud $241,080
Corporate Executive Vice President & General Manager, Worldwide Research Model Products & Services

Thomas F. Ackerman $211,680
Corporate Executive Vice President & Chief Financial Officer

David P. Johst $211,680
Corporate Executive Vice President, Human Resources & Chief Administrative Officer

Nancy Gillett $158,200
Corporate Senior Vice President & President, Global Preclinical Services

(d) Deferred Compensation Plan

On February 8, 2006, the Company established the Charles River Laboratories Deferred Compensation Plan (the "Deferred Compensation Plan") for select eligible employees, including its Named Executive Officers. Under the Deferred Compensation Plan, participants may elect to defer bonus and salary amounts, and may select the investment returns to be applied to deferred amounts from among a number of reference mutual funds as well as an interest crediting rate. The plan is not qualified under Section 401(a) of the Internal Revenue Code and is not subject to the Employee Retirement Income Security Act of 1974. At the present time, no Company contributions will be credited to the plan, except as set forth below.
Participants must specify the distribution date for deferred amounts at the time of deferral, in accordance with applicable IRS regulations. Generally, amounts may be paid in lump sum or installments upon retirement or termination of employment, or later if the employee terminates employment after age 55 and before age 65. Amounts may also be distributed during employment, subject to a minimum deferral requirement of three years.
In connection with the establishment of the Deferred Compensation Plan, the Company is discontinuing the Executive Supplemental Life Insurance Retirement Plan ("ESLIRP") for current active employees who agree to convert their ESLIRP benefit to a comparable deferred compensation benefit. The present value of the accrued benefits of ESLIRP participants will be credited to their Deferred Compensation Plan accounts, and future ESLIRP accruals will be converted to present values and credited to their Deferred Compensation Plan accounts annually. Mr. Foster, Mr. Renaud, Mr. Ackerman and Mr. Johst, who are Named Executive Officers, are participants in the ESLIRP. Upon the adoption of the Deferred Compensation Plan, the present values of their accrued ESLIRP benefits as of January 1, 2006, are credited to their Deferred Compensation Plan account balances as follows: Mr. Foster: $6,581,864, Mr. Renaud: $2,721,018, Mr. Ackerman: $1,721,050 and Mr. Johst: $1,262,670. The Company has previously provided detailed disclosure regarding the ESLIRP, and the expected benefits inuring to the Named Executive Officer anticipated thereunder, in its Proxy Statement on Schedule 14A under the section entitled "Pension and Savings Plan". In connection with discontinuing the ESLIRP benefit for those active employees who agree to convert to a comparable deferred compensation benefit, the Company is crediting the existing accumulated ESLIRP benefits to the new Deferred Compensation Plan.
The ESLIRP has historically been, and the Deferred Compensation Plan will be, funded through the purchase of corporate-owned life insurance policies on the participants’ lives. Deferred Compensation Plan participants will have no interest in any such policies.
(e) Change in Control Agreement with Nancy Gillett
On February 8, 2006, the Company and Ms. Gillett entered into a new Change in Control agreement (the "Agreement"). Simultaneously, the Company and Ms. Gillett terminated an existing change in control agreement. The new Change in Control agreement was executed as a result of Ms. Gillett’s promotion to Corporate Senior Vice President.
The material terms and conditions of the new Change in Control agreement are substantially identical to the previous Change in Control agreement between Ms. Gillett and the Company, except that under the new agreement certain severance benefits that Ms. Gillett is entitled to if she is terminated during the term of the Agreement and on or before the first anniversary of a Change in Control (i) by the Company other than for Cause, death or disability or (ii) by her for Good Reason, have been changed as follows:

• a lump-sum cash severance payment equal to 2 times the sum of (i) her then base salary and (ii) her target bonus for the fiscal year in which the termination occurs, where previously it was 1 times;

• Up to $50,000 of outplacement services, where previously it was up to $25,000 of outplacement services.

The Company has previously filed a form of the applicable Change in Control agreements as Exhibit 15 to its Annual Report on Form 10-K filed on March 10, 2004.

Item 1.02 Termination of a Material Definitive Agreement.

See disclosure in (e) above pertaining to the termination of Ms. Gillett's existing change in control agreement.

Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

None

(b) Pro forma financial information.

None

(c) Exhibits.
Exhibit
Number Description

10.1 Charles River Deferred Compensation Plan
10.2 Executive Incentive Compensation Plan, as amended February 8, 2006.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles River Laboratories International, Inc.

February 14, 2006	By:	Jody Acford

Name: Jody Acford
Title: Corporate Senior Vice President, General Counsel and Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Charles River Deferred Compensation Plan
10.2	Executive Incentive Compensation Plan, as amended February 8, 2006